Exhibit 21

Entity	State of Formation

Jess LLC
MLP Manager Corp.
Newkirk 21AT GP LLC
Newkirk 21AT L.P.
Newkirk Alake GP LLC
Newkirk Alake L.P.
Newkirk Albeau GP LLC
Newkirk Albeau L.P.
Newkirk Altenn GP LLC
Newkirk Altenn L.P.
Newkirk Alwood GP LLC
Newkirk Alwood L.P.
Newkirk Asset Management LLC
Newkirk Ateb GP LLC
Newkirk Ateb L.P.
Newkirk Avrem GP LLC
Newkirk Avrem L.P.
Newkirk Basot GP LLC
Newkirk Basot L.P.
Newkirk Bedcar GP LLC
Newkirk Bedcar L.P.
Newkirk Bethplain GP LLC
Newkirk Bethplain L.P.
Newkirk Bluff GP LLC
Newkirk Bluff L.P.
Newkirk Boford GP LLC
Newkirk Boford L.P.
Newkirk Bradall GP LLC
Newkirk Bradall L.P.
Newkirk Calane GP LLC
Newkirk Calane L.P.
Newkirk Calcraf GP LLC
Newkirk Calcraf L.P.
Newkirk Capital LLC
Newkirk Carolion GP LLC
Newkirk Carolion L.P.
Newkirk Clifmar GP LLC
Newkirk Clifmar L.P.
Newkirk Colane GP LLC
Newkirk Colane L.P.
Newkirk Croydon GP LLC
Newkirk Croydon L.P.
Newkirk Dalhill GP LLC
Newkirk Dalhill L.P.
Newkirk Dautec GP LLC
Newkirk Dautec L.P.
Newkirk Daytower GP LLC
Newkirk Daytower L.P.
Newkirk Denport GP LLC
Newkirk Denport L.P.
Newkirk Denville GP LLC
Delaware
Delaware
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Delaware
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Delaware
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Delaware
Delaware
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Delaware
Delaware
Delaware

Newkirk Denville L.P.
Newkirk Elport GP LLC
Newkirk Elport L.P.
Newkirk Elway GP LLC
Newkirk Elway L.P.
Newkirk Feddata GP LLC
Newkirk Feddata L.P.
Newkirk Finco LLC
Newkirk Flamont GP LLC
Newkirk Flamont L.P.
Newkirk Gersant GP LLC
Newkirk Gersant L.P.
Newkirk GP Holding LLC
Newkirk GP LLC
Newkirk Hazelport GP LLC
Newkirk Hazelport L.P.
Newkirk Jackson Street GP LLC
Newkirk Jackson Street L.P.
Newkirk Jacway GP LLC
Newkirk Jacway L.P.
Newkirk JLE Way GP LLC
Newkirk JLE Way L.P.
Newkirk Johab GP LLC
Newkirk Johab L.P.
Newkirk JVF GP LLC
Newkirk JVF L.P.
Newkirk Lando GP LLC
Newkirk Lando L.P.
Newkirk Lanmar GP LLC
Newkirk Lanmar L.P.
Newkirk Larloosa GP LLC
Newkirk Larloosa L.P.
Newkirk Leyden GP LLC
Newkirk Leyden L.P.
Newkirk Liroc GP LLC
Newkirk Liroc L.P.
Newkirk Lybster GP LLC
Newkirk Lybster L.P.
Newkirk Marbax GP LLC
Newkirk Marbax L.P.
Newkirk Martall GP LLC
Newkirk Martall L.P.
Newkirk Merday GP LLC
Newkirk Merday L.P.
Newkirk Mesa GP LLC
Newkirk Mesa L.P.
Newkirk Midlem GP LLC
Newkirk Midlem L.P.
Newkirk MLP Unit LLC
Newkirk Montal GP LLC
Newkirk Montal L.P.
Newkirk Newal GP LLC
Newkirk Newal L.P.
Newkirk Orper GP LLC
Newkirk Orper L.P.
Newkirk Pinmar GP LLC	Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
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Delaware
Delaware
Delaware
Delaware
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Delaware
Delaware
Delaware
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Delaware
Delaware
Delaware
Delaware
Delaware
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Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
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Delaware
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Delaware
Delaware
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Delaware
Delaware
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Delaware
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Delaware

Newkirk Pinmar L.P.
Newkirk Pinole GP LLC
Newkirk Pinole L.P.
Newkirk Plecar GP LLC
Newkirk Plecar L.P.
Newkirk Porto GP LLC
Newkirk Porto L.P.
Newkirk Renlake GP LLC
Newkirk Renlake L.P.
Newkirk Sablemart GP LLC
Newkirk Sablemart L.P.
Newkirk Salistown GP LLC
Newkirk Salistown L.P.
Newkirk Sandnord GP LLC
Newkirk Sandnord L.P.
Newkirk Santex GP LLC
Newkirk Santex L.P.
Newkirk Segair GP LLC
Newkirk Segair L.P.
Newkirk Seguine GP LLC
Newkirk Seguine L.P.
Newkirk Silward GP LLC
Newkirk Silward L.P.
Newkirk Simval GP LLC
Newkirk Simval L.P.
Newkirk Skoob GP LLC
Newkirk Skoob L.P.
Newkirk Spokmont GP LLC
Newkirk Spokmont L.P.
Newkirk Statmont GP LLC
Newkirk Statmont L.P.
Newkirk Sunway GP LLC
Newkirk Sunway L.P.
Newkirk Supergar GP LLC
Newkirk Supergar L.P.
Newkirk Superline GP LLC
Newkirk Superline L.P.
Newkirk Superwest GP LLC
Newkirk Superwest L.P.
Newkirk Suteret GP LLC
Newkirk Suteret L.P.
Newkirk Syrcar GP LLC
Newkirk Syrcar L.P.
Newkirk Texford GP LLC
Newkirk Texford L.P.
Newkirk Vegpow GP LLC
Newkirk Vegpow L.P.
Newkirk Vegrouge GP LLC
Newkirk Vegrouge L.P.
Newkirk Vengar GP LLC
Newkirk Vengar L.P.
Newkirk Walando GP LLC
Newkirk Walando L.P.
Newkirk Walcreek GP LLC
Newkirk Walcreek L.P.
Newkirk Walmad GP LLC
Newkirk Walmad L.P.
Newkirk Washtex GP LLC	Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
Delaware
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Delaware
Delaware
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Delaware
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Delaware
Delaware
Delaware
Delaware

Newkirk Washtex L.P.
Newkirk Wybanco GP LLC
Newkirk Wybanco L.P.
NK First Loan E Certificate LLC
NK First Loan F Certificate LLC
NK First Loan G Certificate LLC
NK Remainder Interest LLC
NK-850/950 Corporetum Property LLC
NK-850/950 Corporetum Property Manager LLC
NK-Bridgewater Property LLC
NK-Bridgewater Property Manager LLC
NK-Dautec GP, LLC
NK-Dautec Loan, L.P.
NK-Holding LLC
NK-Leyden GP LLC
NK-Leyden Loan, L.P.
NK-Marc CAA Loan LLC
NK-Property Holdings LLC
NK-Remainder Interest LLC
NK-Rockaway Property LLC
NK-Rockaway Property Manager LLC
NK-Rockford Property LLC
NK-Rockford Property Manager LLC
NK-Springing Member LLC
NK-Statesville Property LLC
NK-Statesville Property Manager LLC
NK-TCC Property LLC
NK-TCC Property Manager LLC
SkiKid LLC
Sue LLC
The Newkirk Master Limited Partnership
Delaware
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97